Supplement dated February 14, 2025, to the Statutory Prospectus May 1, 2024 for the M Vision Pacific Life SVUL flexible premium variable universal life insurance policy issued by Pacific Life Insurance Company

The purpose of this supplement is to announce an underlying Fund liquidation. This supplement must be preceded or accompanied by the Statutory Prospectus (the “Prospectus”) for your Policy, as supplemented. All information on your Prospectus dated May 1, 2024, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. ‘‘We’’, ‘‘us’’, or ‘‘our’’ refer to Pacific Life Insurance Company; ‘‘you’’ or ‘‘your’’ refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787, or online at PacificLife.com/Prospectuses. Please read this supplement carefully and keep it with your Prospectus for future reference.

Liquidation of Goldman Sachs VIT Multi-Strategy Alternatives Portfolio

The Goldman Sachs Variable Insurance Trust recently announced that the Goldman Sachs VIT Multi-Strategy Alternatives Portfolio will be liquidating on or about April 11, 2025 (the “Liquidation Date”). This is not a liquidation of your Policy.

Closed to All Policy Owners April 7, 2025

Effective April 7, 2025, the Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Investment Option will be closed to allocations of Account Value for all Policy Owners. Accordingly, even if you have Account Value allocated to a Goldman Sachs VIT Multi-Strategy Alternatives Portfolio, no new Purchase Payments or transfers into the Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Investment Option will be permitted.

If a Purchase Payment or transfer request is received after the close of the New York Stock Exchange (typically 4:00 P.M. Eastern Time) on April 4, 2025 with instructions to allocate all or a portion of the payment or request to the Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Investment Option, we will attempt to contact you to obtain new instructions. If we are unable to reach you, such payment or request will be rejected as not In Proper Form. You can always continue to make withdrawals and transfers out of the Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Investment Option up until the Liquidation Date.

The Liquidation

On the Liquidation Date (April 11, 2025), any Account Value that remains allocated to a Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Investment Option will be transferred after the close of the New York Stock Exchange to the Fidelity VIP Government Money Market Investment Option. Such transfer will be based on the applicable Subaccount Unit Values, and the relative net asset values of the Goldman Sachs VIT Multi-Strategy Alternatives Portfolio and the Fidelity VIP Government Money Market Fund as of the close of New York Stock Exchange on the Liquidation Date. You will not incur any tax liability due to the liquidation and your Account Value immediately after the liquidation will be equal to Account Value immediately before the liquidation. Any transfer to the Fidelity VIP Government Money Market Investment Option as a result of the liquidation will not be treated as a transfer that counts toward the transfer restrictions governing the number of transfers allowed in a given calendar year. If you want to avoid being subject to the liquidation, you must transfer any Account Value you have allocated to the Goldman Sachs VIT Multi-Strategy Alternatives Portfolio no later than the close of New York Stock Exchange on April 11, 2025. After the Liquidation Date, the Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Investment Option will no longer exist. Accordingly, any references to the Goldman Sachs VIT Multi-Strategy Alternatives Portfolio are deleted from the Prospectus after the Liquidation Date.

Transfer Rights

You may transfer out of all or a portion of Account Value allocated to any Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Investment Option to any other available Investment Options without the transfers counting toward the 25-transfer limit permitted each calendar year and without incurring any transfer fees or other charges until the Liquidation Date. Similarly, during the sixty (60) calendar day period after the Liquidation Date, you may transfer out of the Fidelity VIP Government Money Market Investment Option to any other available Investment Option without incurring any transfer fees or other charges and without the transfers counting towards the transfer limitations. All other transfers are subject to the limitations described in your Prospectus.

Additional Services

If you are participating in the Dollar Cost Averaging, First Year Transfer, and/or Portfolio Rebalancing Systematic Transfer Programs and have existing instructions to allocate or rebalance to the Goldman Sachs VIT Multi-Strategy Alternatives Portfolio, you must provide new instructions by the close of the New York Stock Exchange on April 11, 2025, or the Program will automatically terminate.

If we receive any premium payments and have existing instructions to allocate or rebalance to the Goldman Sachs VIT Multi-Strategy Alternatives Portfolio, you must provide updated allocation instructions by the close of the New York Stock Exchange on April 11, 2025, or any allocations will instead be directed to the Fidelity VIP Government Money Market Portfolio.

Please work with your financial professional to determine if your existing allocation instructions should be changed before or after the Liquidation Date. You may submit a transfer request to us electronically by signing into your account at www.PacificLife.com, by telephone at (800) 347-7787, or by using any other means described in the Prospectus. Please see ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests in the Prospectus for details.

Form No. 15-53328-00